SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF ALLSPRING MONEY MARKET FUNDS
For the Allspring Government Money Market Fund
Allspring Money Market Fund
Allspring Treasury Plus Money Market Fund
(each a “Fund”, and together the “Funds”)

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is amended with the following:

CLASS-LEVEL ADMINISTRATOR FEE
Share Class	% of Total Net Assets
Class A	0.19%
Class C	0.19%

July 1, 2026